Exhibit 99.1

Motorola, Inc. and Subsidiaries

Segment Information

(In millions)

Summarized below are the Company’s net sales by reportable segment for the quarters ended March 29, 2003 and March 30, 2002.

	Segment Net Sales
	GAAP Results
	For the Quarter Ended March 29, 2003	For the Quarter Ended March 30, 2002	% Change from 2002
Personal Communications Segment	$2,447	$2,406	2%
Semiconductor Products Segment	1,151	1,127	2%
Global Telecom Solutions Segment	952	1,085	-12%
Commercial, Govt, and Industrial Solutions Segment	863	802	8%
Integrated Electronic Systems Segment	521	509	2%
Broadband Communications Segment	421	535	-21%
Other Products Segment	79	97	-19%
Adjustments & Eliminations	(391)	(380)	3%

Segment Totals	$6,043	$6,181	-2%

Motorola, Inc. and Subsidiaries

Segment Information

(In millions)

Summarized below are the Company’s net sales by reportable segment for the quarters and six months ended June 28, 2003 and June 29, 2002.

	Segment Net Sales
	GAAP Results
	For the Quarter Ended June 28, 2003	For the Quarter Ended June 29, 2002	% Change from 2002
Personal Communications Segment	$2,331	$2,684	-13%
Semiconductor Products Segment	1,115	1,256	-11%
Global Telecom Solutions Segment	1,046	1,262	-17%
Commercial, Govt, and Industrial Solutions Segment	996	889	12%
Integrated Electronic Systems Segment	516	566	-9%
Broadband Communications Segment	430	573	-25%
Other Products Segment	78	110	-29%
Adjustments & Eliminations	(349)	(471)	-26%

Segment Totals	$6,163	$6,869	-10%

	Segment Net Sales
	GAAP Results
	For the Six Months Ended June 28, 2003	For the Six Months Ended June 29, 2002	% Change from 2002
Personal Communications Segment	$4,778	$5,090	-6%
Semiconductor Products Segment	2,266	2,383	-5%
Global Telecom Solutions Segment	1,998	2,347	-15%
Commercial, Govt, and Industrial Solutions Segment	1,859	1,691	10%
Integrated Electronic Systems Segment	1,037	1,075	-4%
Broadband Communications Segment	851	1,108	-23%
Other Products Segment	157	207	-24%
Adjustments & Eliminations	(740)	(851)	-13%

Segment Totals	$12,206	$13,050	-6%

Motorola, Inc. and Subsidiaries

Segment Information

(In millions)

Summarized below are the Company’s net sales by reportable segment for the quarters and nine months ended September 27, 2003 and September 28, 2002.

	Segment Net Sales
	GAAP Results
	For the Quarter Ended September 27, 2003	For the Quarter Ended September 28, 2002	% Change from 2002
Personal Communications Segment	$2,924	$2,715	8%
Semiconductor Products Segment	1,225	1,275	-4%
Global Telecom Solutions Segment	1,054	1,029	2%
Commercial, Govt, and Industrial Solutions Segment	1,035	884	17%
Integrated Electronic Systems Segment	559	544	3%
Broadband Communications Segment	451	532	-15%
Other Products Segment	78	107	-27%
Adjustments & Eliminations	(497)	(554)	-10%

Segment Totals	$6,829	$6,532	5%

	Segment Net Sales
	GAAP Results
	For the Nine Months Ended September 27, 2003	For the Nine Months Ended September 28, 2002	% Change from 2002
Personal Communications Segment	$7,702	$7,805	-1%
Semiconductor Products Segment	3,491	3,658	-5%
Global Telecom Solutions Segment	3,052	3,376	-10%
Commercial, Govt, and Industrial Solutions Segment	2,894	2,575	12%
Integrated Electronic Systems Segment	1,596	1,619	-1%
Broadband Communications Segment	1,302	1,640	-21%
Other Products Segment	235	314	-25%
Adjustments & Eliminations	(1,237)	(1,405)	-12%

Segment Totals	$19,035	$19,582	-3%

Motorola, Inc. and Subsidiaries

Segment Information

(In millions)

Summarized below are the Company’s net sales by reportable segment for the quarters and years ended December 31, 2003 and December 31, 2002.

	Segment Net Sales
	GAAP Results
	Quarter Ended December 31, 2003	Quarter Ended December 31, 2002	% Change from 2002
Personal Communications Segment	$3,276	$3,369	-3%
Semiconductor Products Segment	1,373	1,342	2%
Global Telecom Solutions Segment	1,365	1,235	11%
Commercial, Govt, and Industrial Solutions Segment	1,237	1,174	5%
Integrated Electronic Systems Segment	669	570	17%
Broadband Communications Segment	555	503	10%
Other Products Segment	87	116	-25%
Adjustments & Eliminations	(539)	(612)	-12%

Segment Totals	$8,023	$7,697	4%

	Segment Net Sales
	GAAP Results
	Year Ended December 31, 2003	Year Ended December 31, 2002	% Change from 2002
Personal Communications Segment	$10,978	$11,174	-2%
Semiconductor Products Segment	4,864	5,000	-3%
Global Telecom Solutions Segment	4,417	4,611	-4%
Commercial, Govt, and Industrial Solutions Segment	4,131	3,749	10%
Integrated Electronic Systems Segment	2,265	2,189	3%
Broadband Communications Segment	1,857	2,143	-13%
Other Products Segment	323	430	-25%
Adjustments & Eliminations	(1,777)	(2,017)	-12%

Segment Totals	$27,058	$27,279	-1%

Motorola, Inc. and Subsidiaries

Segment Information

(In millions)

Summarized below are the Company’s operating earnings (loss) by reportable segment for the quarters ended March 29, 2003 and March 30, 2002.

	Segment Operating Earnings (Loss)
	GAAP Results
	For the Quarter Ended March 29, 2003	For the Quarter Ended March 30, 2002
Personal Communications Segment	$114	$(35)
Semiconductor Products Segment	(121)	(238)
Global Telecom Solutions Segment	29	(52)
Commercial, Govt, and Industrial Solutions Segment	62	39
Integrated Electronic Systems Segment	25	9
Broadband Communications Segment	13	27
Other Products Segment	—	(63)
Adjustments & Eliminations	(11)	—

Segment Totals	111	(313)
General Corporate	19	(49)

Operating Earnings (Loss)	$130	$(362)

Motorola, Inc. and Subsidiaries

Segment Information

(In millions)

Summarized below are the Company’s operating earnings (loss) by reportable segment for the quarters and six months ended June 28, 2003 and June 29, 2002.

	Segment Operating Earnings (Loss)
	GAAP Results
	For the Quarter Ended June 28, 2003	For the Quarter Ended June 29, 2002
Personal Communications Segment	$91	$3
Semiconductor Products Segment	(125)	(1,308)
Global Telecom Solutions Segment	19	(525)
Commercial, Govt, and Industrial Solutions Segment	114	35
Integrated Electronic Systems Segment	45	(11)
Broadband Communications Segment	5	(315)
Other Products Segment	(16)	(56)
Adjustments & Eliminations	3	(2)

Segment Totals	136	(2,179)
General Corporate	35	(60)

Operating Earnings (Loss)	$171	$(2,239)

	Segment Operating Earnings (Loss)
	GAAP Results
	For the Six Months Ended June 28, 2003	For the Six Months Ended June 29, 2002
Personal Communications Segment	$205	$(32)
Semiconductor Products Segment	(246)	(1,546)
Global Telecom Solutions Segment	48	(577)
Commercial, Govt, and Industrial Solutions Segment	176	74
Integrated Electronic Systems Segment	70	(2)
Broadband Communications Segment	18	(288)
Other Products Segment	(16)	(119)
Adjustments & Eliminations	(8)	(2)

Segment Totals	247	(2,492)
General Corporate	54	(109)

Operating Earnings (Loss)	$301	$(2,601)

Motorola, Inc. and Subsidiaries

Segment Information

(In millions)

Summarized below are the Company’s operating earnings (loss) by reportable segment for the quarters and nine months ended September 27, 2003 and September 28, 2002.

	Segment Operating Earnings (Loss)
	GAAP Results
	For the Quarter Ended September 27, 2003	For the Quarter Ended September 28, 2002
Personal Communications Segment	$147	$241
Semiconductor Products Segment	(76)	13
Global Telecom Solutions Segment	61	(22)
Commercial, Govt, and Industrial Solutions Segment	146	50
Integrated Electronic Systems Segment	25	28
Broadband Communications Segment	(4)	53
Other Products Segment	(14)	(70)
Adjustments & Eliminations	(2)	14

Segment Totals	283	307
General Corporate	(20)	34

Operating Earnings	$263	$341

	Segment Operating Earnings (Loss)
	GAAP Results
	For the Nine Months Ended September 27, 2003	For the Nine Months Ended September 28, 2002
Personal Communications Segment	$352	$209
Semiconductor Products Segment	(322)	(1,533)
Global Telecom Solutions Segment	109	(599)
Commercial, Govt, and Industrial Solutions Segment	322	124
Integrated Electronic Systems Segment	95	26
Broadband Communications Segment	14	(235)
Other Products Segment	(30)	(189)
Adjustments & Eliminations	(10)	12

Segment Totals	530	(2,185)
General Corporate	34	(75)

Operating Earnings (Loss)	$564	$(2,260)

Motorola, Inc. and Subsidiaries

Segment Information

(In millions)

Summarized below are the Company’s operating earnings (loss) by reportable segment for the quarters and years ended December 31, 2003 and December 31, 2002.

	Segment Operating Earnings (Loss)
	GAAP Results
	For the Quarter Ended December 31, 2003	For the Quarter Ended December 31, 2002
Personal Communications Segment	$127	$294
Semiconductor Products Segment	25	18
Global Telecom Solutions Segment	138	(22)
Commercial, Govt, and Industrial Solutions Segment	240	189
Integrated Electronic Systems Segment	66	26
Broadband Communications Segment	(52)	19
Other Products Segment	(13)	(25)
Adjustments & Eliminations	(9)	12

Segment Totals	522	511
General Corporate	(2)	(64)

Operating Earnings	$520	$447

	Segment Operating Earnings (Loss)
	GAAP Results
	For the Year Ended December 31, 2003	For the Year Ended December 31, 2002
Personal Communications Segment	$479	$503
Semiconductor Products Segment	(297)	(1,515)
Global Telecom Solutions Segment	247	(621)
Commercial, Govt, and Industrial Solutions Segment	562	313
Integrated Electronic Systems Segment	161	52
Broadband Communications Segment	(38)	(216)
Other Products Segment	(44)	(214)
Adjustments & Eliminations	(19)	24

Segment Totals	1,051	(1,674)
General Corporate	33	(139)

Operating Earnings (Loss)	$1,084	$(1,813)